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                                                                   Exhibit 10.24


                            FIRST SUBLEASE AMENDMENT



         TIES SUBLEASE AMENDMENT is executed as of the 29th day of October, 1997 by and between National Medical Care, Inc. ("Sublandlord") and GeoTel Communications Corporation ("Subtenant").

         WHEREAS, Sublandlord and Subtenant entered into a Sublease dated as of February 7, 1997 (the "Sublease") for certain premises located within a building situated at 900 Chelmsford Street, Lowell, Massachusetts and more particularly described in the Sublease (the "Subleased Premises");

WHEREAS, Sublandlord and Subtenant now wish to amend the Sublease;

NOW, THEREFORE, Sublandlord and Subtenant hereby amend the Sublease as follows:

I.       Addendum I is deleted in its entirety and replaced with the following:

Subtenant agrees to sublease additional space comprised of approximately 19,337 square feet located on the 13th Floor of Tower II. Prior to January 1, 1998, Subtenant shall submit to Sublandlord a floor plan of the l3th floor of Tower II which shows cross-hatched the additional space to be subleased pursuant to this
Section 1. The aforementioned floor plan will be submitted to Landlord for review and approval. Upon completion, the final floor plan will be initialed by Landlord, Sublandlord and Tenant and attached hereto as Exhibit I-A. The following terms will apply to the additional sublease space shown on Exhibit I-A:

Effective Date:                              January 1, 1998

Additional Monthly Base Rent                 Jan. 1, 1998 - March 31, 2002               $15,308.46
                                             April 1, 2002 - Dec. 31, 2006               $18,531.29

Subtenant shall submit plans and specifications for Initial Improvements to the additional space in accordance with this Sublease and the Master Lease. Final plans and specifications for the Initial Improvements herein will be attached hereto as Exhibit I-B and made a part hereof. The additional space will be made a part of the Subleased Premises as of the Effective Date above, and will thereon be subject to all terms and conditions of the Sublease not inconsistent with the terms herein.

II.      Addendum II is deleted in its entirety and replaced with the following:

Subtenant agrees to sublease additional space comprised of the balance (approximately 15,885 square feet) of the l3th Floor of Tower II. Prior to January 1, 1998, Subtenant shall submit to Sublandlord a floor plan of the l3th.floor of Tower II which shows cross-hatched the additional space to be subleased pursuant to this Section II. The aforementioned floor plan will be submitted to Landlord for review and approval. Upon completion, the final floor plan will be initialed by Landlord, Sublandlord and Tenant and attached hereto as Exhibit II-A. The following terms will apply to the additional sublease space shown on Exhibit II-A:

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Effective Date:                     Upon the earlier of (I) January 1, 1999 or
                                    (ii) the date on which Subtenant occupies the space described in this Section 11 or any portion thereof.

Additional Monthly Base Rent:       $15,223.13

Subtenant shall submit plans and specifications for Initial Improvements to the additional space in accordance with this Sublease and the Master Lease. Final plans and specifications for the Initial Improvements herein will be attached hereto as Exhibit II-B and made a part hereof. The additional space described in this Section II will be made a part of the Subleased Premises as of the Effective Date above, and will thereon be subject to all terms and conditions of the Sublease not inconsistent with the terms herein.

III. All other terms and conditions of the Sublease not inconsistent with this Sublease Amendment remain in full force and effect. This First Amendment to Sublease will be of no force and effect until consented to by Landlord and any lender of Landlord required to give consent under the Lease.

         IN WITNESS WHEREOF Sublandlord and Subtenant have caused this First Sublease Amendment to be executed as of the day and year above written.

GeoTel Communications Corporation                National Medical Care, Inc.

By:                                              By:


Name:         Tim Allen                          Name:    Patricia P. Baillieul
Title:        Vice President and CFO             Title:   Vice President